EXHIBIT 2.1


                            SHARE EXCHANGE AGREEMENT

         THIS SHARE EXCHANGE AGREEMENT (this "Agreement") is entered into effective as of the 7th day of October, 1996, by and among HOPS GRILL & BAR, INC., a Florida corporation ("Hops"); DAVID L. MASON, an individual ("Mason"); THOMAS A. SCHELLDORF, an individual ("Schelldorf"); TIMOTHY V. CURCI, an individual ("Curci"); KEVIN TOOMY, an individual ("Toomy"); and MASON AND SCHELLDORF LEASING COMPANY, a Kentucky general partnership ("M&S"). Mason, Schelldorf, Curci, Toomy and M&S are sometimes hereinafter referred to as the "Predecessor Shareholders."

                              W I T N E S S E T H :

         WHEREAS, Mason and Schelldorf each own 50 shares (the "MS Corp A Shares") of common stock, par value $0.01 per share (the "MS Corp A Common Stock"), of HOPS RESTAURANTS, INC., a Florida corporation ("MS Corp A");

         WHEREAS, Mason and Schelldorf each own 50 shares (the "MS Corp B Shares") of common stock, par value $0.01 per share (the "MS Corp B Common Stock"), of HOPS PARTNERS, INC., a Florida corporation ("MS Corp B");

         WHEREAS, Mason and Schelldorf each own 50 shares (the "MS Corp C Shares") of common stock, par value $0.01 per share (the "MS Corp C Common Stock"), of HOPS OF NORTHEAST FLORIDA, INC., a Florida corporation ("MS Corp C");

         WHEREAS, Mason and Schelldorf each own 50 shares (the "MS Corp D Shares") of common stock, par value $0.01 per share (the "MS Corp D Common Stock"), of HOPS OF SOUTHEAST FLORIDA, INC., a Florida corporation ("MS Corp D");

         WHEREAS, Mason and Schelldorf each own 45 shares (the "MS Corp E Shares") of Class A common stock, par value $0.01 per share (the "MS Corp E Common Stock"), of HOPS OF GREATER WEST PALM BEACH, INC., a Florida corporation ("MS Corp E");

         WHEREAS, Mason and Schelldorf each own 50 shares (the "MS Corp F Shares") of common stock $0.01 per share (the "MS Corp F Common Stock"), of HOPS OF THE ROCKIES, INC., a Florida corporation ("MS Corp F");

         WHEREAS, Mason and Schelldorf each own 50 shares (the "MS Corp G Shares") of common stock, no par value (the "MS Corp G Common Stock"), of HOPS MARKETING, INC., a Florida corporation ("MS Corp G Shares");

         WHEREAS, Mason and Schelldorf each own 50 shares (the "MS Corp H Shares") of common stock $0.01 per share (the "MS Corp H Common Stock"), of CYPRESS COAST CONSTRUCTION CORPORATION, a Florida corporation ("MS Corp H");

         WHEREAS, Mason and Schelldorf each own 50 shares (the "MS Corp I Shares") of common stock, par value $0.01 per share (the "MS Corp I Common Stock"), of HOPS OF SOUTH FLORIDA, INC., a Florida corporation ("MS Corp I");

         WHEREAS, Mason and Schelldorf each own 45 shares (the "MSC Corp 1 Class A Shares") of Class A common stock, par value $0.01 per share (the "MSC Corp 1 Class A Common Stock"), and Curci owns 10 shares (the "MSC Corp 1 Class B Shares") of Class B

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common stock, par value $0.01 per share (the "MSC Corp 1 Class B Common Stock"), of HOPS PARTNERS II, INC., a Florida corporation ("MSC Corp 1") (the MSC Corp 1 Class A Shares and the MSC Corp 1 Class B Shares are hereinafter collectively referred to as the "MSC Corp 1 Shares," and the MSC Corp 1 Class A Common Stock and the MSC Corp 1 Class B Common Stock are hereinafter collectively referred to as the "MSC Corp 1 Common Stock");

         WHEREAS, Mason and Schelldorf each own 45 shares (the "MSC Corp 2 Class A Shares") of Class A common stock, par value $0.01 per share (the "MSC Corp 2 Class A Common Stock"), and Curci owns 10 shares (the "MSC Corp 2 Class B Shares") of Class B common stock, par value $0.01 per share (the "MSC Corp 2 Class B Common Stock"), of HOPS PARTNERS III, INC., a Florida corporation ("MSC Corp 2") (the MSC Corp 2 Class A Shares and the MSC Corp 2 Class B Shares are hereinafter collectively referred to as "the MSC Corp 2 Shares," and the MSC Corp 2 Class A Common Stock and the MSC Corp 2 Class B Common Stock are hereinafter collectively referred to as the "MSC Corp 2 Common Stock");

         WHEREAS, Mason and Schelldorf each own 50 shares (the "MSC Corp 3 Class A Shares") of Class A common stock, par value $0.01 per share (the "MSC Corp 3 Class A Common Stock"), and Curci owns 11 shares (the "MSC Corp 3 Class B Shares") of Class B common stock, par value $0.01 per share (the "MSC Corp 3 Class B Common Stock"), of HOPS OF GREATER ORLANDO, INC., a Florida corporation ("MSC Corp 3") (the MSC Corp 3 Class A Shares and the MSC Corp 3 Class B Shares are hereinafter collectively referred to as "the MSC Corp 3 Shares," and the MSC Corp 3 Class A Common Stock and the MSC Corp 3 Class B Common Stock are hereinafter collectively referred to as the "MSC Corp 3 Common Stock");

         WHEREAS, Mason and Schelldorf each own 45 shares (the "MSC Corp 4 Class A Shares") of Class A common stock, par value $0.01 per share (the "MSC Corp 4 Class A Common Stock"), and Curci owns 10 shares (the "MSC Corp 4 Class B Shares") of Class B common stock, par value $0.01 per share (the "MSC Corp 4 Class B Common Stock"), of HOPS OF SOUTHWEST FLORIDA, INC., a Florida corporation ("MSC Corp 4") (the MSC Corp 4 Class A Shares and the MSC Corp 4 Class B Shares are hereinafter collectively referred to as "the MSC Corp 4 Shares," and the MSC Corp 4 Class A Common Stock and the MSC Corp 4 Class B Common Stock are hereinafter collectively referred to as the "MSC Corp 4 Common Stock");

         WHEREAS, Mason and Schelldorf each own 45 shares (the "MSC Corp 5 Class A Shares") of Class A common stock, par value $0.01 per share (the "MSC Corp 5 Class A Common Stock"), and Curci owns 10 shares (the "MSC Corp 5 Class B Shares") of Class B common stock, par value $0.01 per share (the "MSC Corp 5 Class B Common Stock"), of HOPS OF THE OHIO VALLEY, INC., a Florida corporation ("MSC Corp 5") (the MSC Corp 5 Class A Shares and the MSC Corp 5 Class B Shares are hereinafter collectively referred to as the "MSC Corp 5 Shares," and the MSC Corp 5 Class A Common Stock and the MSC Corp 5 Class B Common Stock are hereinafter collectively referred to as the "MSC Corp 5 Common Stock");

         WHEREAS, Mason and Schelldorf each own 45 shares (the "MSC Corp 6 Class A Shares") of Class A common stock, par value $0.01 per share (the "MSC Corp 6 Class A Common Stock"), and Timothy V. Curci ("Curci") owns 10 shares (the "MSC Corp 6 Class B Shares") of Class B common stock, par value $0.01 per share (the "MSC Corp 6 Class B Common Stock"), of HOPS GRILL & BREWERY, INC., a Florida corporation ("MSC Corp 6") (the

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MSC Corp 6 Class A Shares and the MSC Corp 6 Class B Shares are hereinafter collectively referred to as "the MSC Corp 6 Shares," and the MSC Corp 6 Class A Common Stock and the MSC Corp 6 Class B Common Stock are hereinafter collectively referred to as the "MSC Corp 6 Common Stock");

         WHEREAS, Mason and Schelldorf each own 90 shares (the "MSC Corp 7 Class A Shares") of Class A common stock, par value $0.01 per share (the "MSC Corp 7 Class A Common Stock"), and Curci owns 20 shares (the "MSC Corp 7 Class B Shares") of Class B common stock, par value $0.01 per share (the "MSC Corp 7 Class B Common Stock"), of HOPS OF CARROLLWOOD, INC., a Florida corporation ("MSC Corp 7") (the MSC Corp 7 Class A Shares and the MSC Corp 7 Class B Shares are hereinafter collectively referred to as "the MSC Corp 7 Shares," and the MSC Corp 7 Class A Common Stock and the MSC Corp 7 Class B Common Stock are hereinafter collectively referred to as the "MSC Corp 7 Common Stock");

         WHEREAS, Mason and Schelldorf each own 45 shares (the "MSC Corp 8 Class A Shares") of Class A common stock, par value $0.01 per share (the "MSC Corp 8 Class A Common Stock"), and Curci owns 10 shares (the "MSC Corp 8 Class B Shares") of Class B common stock, par value $0.01 per share (the "MSC Corp 8 Class B Common Stock"), of HOPS OF NORTH TAMPA, INC., a Florida corporation ("MSC Corp 8") (the MSC Corp 8 Class A Shares and the MSC Corp 8 Class B Shares are hereinafter collectively referred to as "the MSC Corp 8 Shares," and the MSC Corp 8 Class A Common Stock and the MSC Corp 8 Class B Common Stock are hereinafter collectively referred to as the "MSC Corp 8 Common Stock");

         WHEREAS, Mason and Schelldorf each own 90 shares (the "MSC Corp 9 Class A Shares") of Class A common stock, par value $0.01 per share (the "MSC Corp 9 Class A Common Stock"), and Curci owns 20 shares (the "MSC Corp 9 Class B Shares") of Class B common stock, par value $0.01 per share (the "MSC Corp 9 Class B Common Stock"), of HOPS OF PALM HARBOR, INC., a Florida corporation ("MSC Corp 9") (the MSC Corp 9 Class A Shares and the MSC Corp 9 Class B Shares are hereinafter collectively referred to as "the MSC Corp 9 Shares," and the MSC Corp 9 Class A Common Stock and the MSC Corp 9 Class B Common Stock are hereinafter collectively referred to as the "MSC Corp 9 Common Stock");

         WHEREAS, Mason and Schelldorf each own 45 shares (the "MSC Corp 10 Class A Shares") of Class A common stock, par value $0.01 per share (the "MSC Corp 10 Class A Common Stock"), and Curci owns 10 shares (the "MSC Corp 10 Class B Shares") of Class B common stock, par value $0.01 per share (the "MSC Corp 10 Class B Common Stock"), of HOPS OF SOUTH TAMPA, INC., a Florida corporation ("MSC Corp 10") (the MSC Corp 10 Class A Shares and the MSC Corp 10 Class B Shares are hereinafter collectively referred to as "the MSC Corp 10 Shares," and the MSC Corp 10 Class A Common Stock and the MSC Corp 10 Class B Common Stock are hereinafter collectively referred to as the "MSC Corp 10 Common Stock");

         WHEREAS, Mason and Schelldorf each own 45 shares (the "MSC Corp 11 Class A Shares") of Class A common stock, par value $0.01 per share (the "MSC Corp 11 Class A Common Stock"), and Curci owns 10 shares (the "MSC Corp 11 Class B Shares") of Class B common stock, par value $0.01 per share (the "MSC Corp 11 Class B Common Stock"), of HOPS OF ST. PETERSBURG, INC., a Florida corporation ("MSC Corp 11") (the MSC Corp 11 Class A Shares and the MSC Corp 11 Class B Shares are hereinafter collectively referred to

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as "the MSC Corp 11 Shares," and the MSC Corp 11 Class A Common Stock and the
MSC Corp 11 Class B Common Stock are hereinafter collectively referred to as the "MSC Corp 11 Common Stock");

         WHEREAS, Mason and Schelldorf each own 45 shares (the "MSC Corp 12 Class A Shares") of Class A common stock, par value $0.01 per share (the "MSC Corp 12 Class A Common Stock"), and Curci owns 10 shares (the "MSC Corp 12 Class B Shares") of Class B common stock, par value $0.01 per share (the "MSC Corp 12 Class B Common Stock"), of HOPS OF PORT RICHEY, INC., a Florida corporation ("MSC Corp 12") (the MSC Corp 12 Class A Shares and the MSC Corp 12 Class B Shares are hereinafter collectively referred to as "the MSC Corp 12 Shares," and the MSC Corp 12 Class A Common Stock and the MSC Corp 12 Class B Common Stock are hereinafter collectively referred to as the "MSC Corp 12 Common Stock");

         WHEREAS, Mason and Schelldorf each own 45 shares (the "MSC Corp 13 Class A Shares") of Class A Common Stock, par value $0.01 per share (the "MSC Corp 13 Class A Common Stock"), and Curci owns 10 shares (the "MSC Corp 13 Class B Shares") of Class B Common Stock, par value $0.01 per share (the "MSC Corp 13 Class B Common Stock"), of HOPS OF THE CAROLINAS, INC., a Florida corporation ("MSC Corp 13") (the MSC Corp 13 Class A Shares and the MSC Corp 13 Class B Shares are hereinafter collectively referred to as "the MSC Corp 13 Shares", and the MSC Corp 13 Class A Common Stock and the MSC Corp 13 Class B Common Stock are hereinafter collectively referred to as the "MSC Corp 13 Common Stock");

         WHEREAS, M&S owns 100 shares (the "Property Corp Shares") of common stock, par value $0.01 per share (the "Property Corp Common Stock"), of HOPS PROPERTIES, INC., a Florida corporation ("Property Corp");

         WHEREAS, Kevin Toomy owns 1,000 shares (the "Toomy Shares") of the common stock, par value $0.25 per share (the "Toomy Common Stock"), of TOOMY LCN, INC., a Florida corporation ("Toomy Corp");

         WHEREAS, the MS Corp A Shares, the MS Corp B Shares, the MS Corp C Shares, the MS Corp D Shares, the MS Corp E Shares, the MS Corp F Shares, the MS Corp G Shares, the MS Corp H, and the MS Corp I shall be collectively hereinafter referred to as the "MS Shares"; the MSC Corp 1 Shares, the MSC Corp 2 Shares, the MSC Corp 3 Shares, the MSC Corp 4 Shares, the MSC Corp 5 Shares, the MSC Corp 6 Shares, the MSC Corp 7 Shares, the MSC Corp 8 Shares, the MSC Corp 9 Shares, the MSC Corp 10 Shares, the MSC Corp 11 Shares, the MSC Corp 12 Shares, and the MSC Corp 13 Shares shall be collectively hereinafter referred to as the "MSC Shares"; and the MS Shares, the MSC Shares, the Property Corp Shares, and the Toomy Shares shall collectively hereinafter be referred to as the "Predecessor Shares";

         WHEREAS, the MS Corp A Common Stock, the MS Corp B Common Stock, the MS Corp C Common Stock, the MS Corp D Common Stock, the MS Corp E Common Stock, the MS Corp F Common Stock, the MS Corp G Common Stock, the MS Corp H Common Stock, and the MS Corp I Common Stock shall hereinafter be referred to as the "MS Common Stock"; the MSC Corp 1 Common Stock, the MSC Corp 2 Common Stock, the MSC Corp 3 Common Stock, the MSC Corp 4 Common Stock, the MSC Corp 5 Common Stock, the MSC Corp 6 Common Stock, the MSC Corp 7 Common Stock, the MSC Corp 8 Common Stock, the MSC Corp 9 Common Stock, the MSC Corp 10 Common Stock, the MSC Corp 11 Common Stock, the MSC Corp 12 Common Stock, and the MSC Corp 13 Common Stock shall hereinafter be referred to as the "MSC Common Stock"; and the MS Common Stock, the MSC Common Stock, the Property Corp Common Stock, and the Toomy Common Stock shall collectively hereinafter be referred to as the "Predecessor Common Stock";

         WHEREAS, MS Corp A, MS Corp B, MS Corp C, MS Corp D, MS Corp E, MS Corp F, MS Corp G, MS Corp H, MS Corp I, MSC Corp 1, MSC Corp 2, MSC Corp 3, MSC Corp 4, MSC Corp 5, MSC Corp 6, MSC Corp 7, MSC Corp 8, MSC Corp 9, MSC Corp 10, MSC Corp 11, MSC Corp 12, MSC Corp 13, Property Corp, and Toomy Corp shall be hereinafter collectively referred to as the "Predecessor Subsidiaries"; and

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         WHEREAS, Hops desires to acquire all of the outstanding Predecessor
Shares by issuing shares of common stock, par value $0.01 per share (the "Hops Common Stock"), in exchange for the Predecessor Shares, and the Predecessor Shareholders desire to acquire Hops Common Stock by exchanging their Predecessor Shares for the shares of Hops Common Stock in a tax free exchange pursuant to
Section 351 of the Internal Revenue Code of 1986, as amended (the "Code").

         NOW, THEREFORE, in consideration of the premises and the mutual covenants, and agreements herein set forth, the parties hereto, intending legally to be bound hereby, agree as follows:

         SECTION 1. EXCHANGE OF PREDECESSOR SHARES FOR HOPS COMMON STOCK.

         (a) EXCHANGE OBLIGATIONS. On the terms and subject to the conditions set forth in this Agreement, immediately prior to the consummation of the initial public offering of Hops Common Stock is consummated or such other date as may be determined by the Board of Directors of Hops (the "Closing Date"), the Predecessor Shareholders shall exchange the Predecessor Shares, for shares of Hops Common Stock, and Hops shall issue shares of Hops Common Stock in the manner described in Section 2 in exchange for the Predecessor Shares. On the Closing Date, the Predecessor Shareholders shall deliver to Hops for exchange and transfer to Hops all certificates representing the Predecessor Shares duly endorsed in blank or accompanied by stock powers executed in blank.

         (b) EFFECTIVE DATE; COMMENCEMENT OF EXCHANGES. This Agreement shall be deemed effective for all purposes as of the date hereof, and shall thereafter inure to the benefit of and be binding upon the parties hereto and their respective successors, heirs, legal representatives and permitted assigns. The exchange of the Predecessor Shares for Hops Common Stock shall for all purposes be deemed to occur as a single transaction on the Closing Date set forth in
Section 1(a) above. Immediately following the exchanges set forth herein, the Predecessor Shareholders will own one hundred percent (100%) of the Hops Common Stock, which shall be the only shares of Hops capital stock then outstanding. The exchanges set forth herein, are intended to be tax free to all parties hereto pursuant to the terms of Section 351 of the Code. Following the exchanges of Predecessor Shares, the Predecessor Subsidiaries shall cease to qualify as S-corporations under the Code.

         SECTION 2. CONVERSION.

         (a) CONVERSION RATE. In accordance with Section 1, Hops shall issue to the Predecessor Shareholders, as aggregate consideration for the Predecessor Shares, shares of Hops Common Stock, free of all Liens (as defined below), in the amounts listed opposite each Predecessor Shareholder's name on the schedule attached hereto as SCHEDULE A. Accordingly, on the Closing Date or as soon thereafter as practicable, certificates representing shares of Hops Common Stock shall be delivered to the Predecessor Shareholders in the amounts listed on SCHEDULE A.

         (b) FRACTIONAL SHARES. In its sole discretion, Hops may elect (i) to round up to the nearest whole share, in lieu of issuing fractional shares of Hops Common Stock, or (ii) to pay the fair market value of such fractional shares to the holders who would otherwise be entitled

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to such fractional shares of Hops Common Stock, as determined in good faith by its Board of Directors.

         SECTION 3. REPRESENTATIONS, WARRANTIES AND ACKNOWLEDGMENTS OF THE PREDECESSOR SHAREHOLDERS.

         (a) PREDECESSOR AUTHORITY. Each of the Predecessor Shareholders hereby severally and not jointly represents and warrants to Hops that (i) such Predecessor Shareholder is and will be as of the Closing Date the lawful owner and holder of record of his respective shares of Predecessor Common Stock, free and clear of all liens, restrictions, pledges, charges, encumbrances, mortgages, security interests and claims of any kind (collectively, "Liens"), other than permitted liens set forth on SCHEDULE B which will be extinguished on the Closing Date; (ii) such Predecessor Shareholder has and will have as of the Closing Date full authority to execute and deliver this Agreement and to perform his obligations hereunder; (iii) this Agreement constitutes and will constitute as of the Closing Date a valid and binding obligation of such Predecessor Shareholder; (iv) such Predecessor Shareholder has no legal obligation, absolute or contingent, to any other person or entity to sell any of his Predecessor Shares to effect any merger, consolidation or other reorganization of any of the Predecessor Subsidiaries or to enter into any agreement which would affect such Predecessor Shareholder's title or right to deliver the Predecessor Shares on the Closing Date, or on such date as his Predecessor Shares are exchanged, free and clear of all Liens; and (v) such Predecessor Shareholder currently has no plan or intention to sell, exchange or otherwise dispose of more than 20% of his shares of Hops Common Stock once received pursuant to this Agreement, other than pursuant to a transfer to a trust that qualifies as a grantor trust under Sections 671 through 679 of the Code, with respect to which such Predecessor Shareholder is the grantor, or any other transfer that is disregarded for purposes of the "control immediately after" requirement of Section 351 of the Code.

         (b) INVESTMENT REPRESENTATIONS. Each of the Predecessor Shareholders hereby represents and warrants to Hops that he/she/it: (i) is knowledgeable, sophisticated and experienced in financial and business matters and is capable of evaluating the merits and risks of the transactions contemplated by this Agreement, including the prospective investment in the shares of Hops Common Stock, and the undersigned is an "accredited investor" within the meaning of Rule 501 promulgated under the Securities Act of 1933, as amended (the "Act");
(ii) has had a reasonable opportunity to ask questions of and receive answers from Hops concerning Hops and this Agreement, and all such questions, if any, have been answered to his/her/its full satisfaction; (iii) has requested, received, reviewed and considered all information that he/she/it deems relevant in making an informed decision to execute this Agreement and to acquire the shares of Hops Common Stock; (iv) understands that the shares of Hops Common Stock (x) have not been registered under the Act or applicable securities laws of any state, based upon an exemption from such registration requirements for non-public offerings pursuant to Sections 3(b) and/or 4(2) of the Act and/or Regulation D promulgated under the Act, (y) will be "restricted securities," as said term is defined in Rule 144 of the rules and regulations promulgated under the Act and, (z) may not be sold or otherwise transferred unless their transfer has first been registered under the Act and all applicable state securities laws, or unless exemptions from such registration provisions are available with respect to said resale or transfer (and he/she/it is able to obtain an opinion of counsel acceptable to Hops to that effect); and (v) is acquiring the shares of Hops

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Common Stock solely for his/her/its own account, for investment purposes only, and not with a view towards the resale or distribution thereof.

         (c) STOCK TRANSFER LEGENDS. Each of the Predecessor Shareholders hereby acknowledges that each certificate evidencing the shares of Hops Common Stock will bear a legend substantially in the following form:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO THE EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

         (d) SPECIAL REPRESENTATIONS AND WARRANTIES OF TOOMY. Toomy hereby makes to Hops, the representations and warranties set forth on SCHEDULE C to this Agreement, which representations and warranties shall be considered as an inducement for Hops to enter into this Agreement and shall be considered a part of this Agreement for all purposes.

         SECTION 4. REPRESENTATIONS AND WARRANTIES OF HOPS. Hops hereby represents and warrants to the Predecessor Shareholders as follows:

         (a) ORGANIZATION, GOOD STANDING AND QUALIFICATION. Hops is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, has all requisite power to own, lease and operate all of its properties and assets and to carry on its business as it is now being conducted, and is duly qualified to do business and in good standing in all jurisdictions in which it owns or leases properties, or conducts any business so as to require such qualification and in which the failure to be duly qualified could have material adverse effect upon Hops.

         (b) CORPORATE AUTHORITY. Hops has the full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder; the execution, delivery and performance of this Agreement by Hops and the consummation of transactions contemplated hereby have been duly authorized by all requisite corporate action of Hops; and this Agreement constitutes a valid and binding obligation of Hops.

         (c) CAPITALIZATION. As of the Closing Date, all of the issued and outstanding shares of Hops Common Stock will have been duly authorized, validly issued, fully paid and nonassessable. The shares of Hops Common Stock, when issued in exchange for the Predecessor Shares as contemplated by this Agreement, will have been duly authorized, validly issued, fully paid and will be nonassessable.

         (d) BOARD APPROVAL. The Board of Directors of Hops has approved this Agreement and the transactions contemplated hereby.

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         SECTION 5. TERMINATION OF PRIOR SHAREHOLDER AGREEMENTS.

         (a) PRIOR AGREEMENTS. Mason and Schelldorf hereby acknowledge that they are parties to certain Shareholder Agreements and Stock Restriction & Retirement Agreements (collectively, as amended or restated from time to time, the "Prior MS Agreements") relating to their ownership of shares of common stock of MS Corp A, MS Corp B, MS Corp C, MS Corp D, MS Corp E, MS Corp F, MS Corp G, MS Corp H, and MS Corp I and certain matters related thereto; and Mason, Schelldorf and Curci hereby acknowledge that they are parties to certain Shareholder Agreements and Stock Restriction & Retirement Agreements (collectively, as amended or restated from time to time, the "Prior MSC Agreements") relating to their ownership of shares of common stock of MSC Corp 1, MSC Corp 2, MSC Corp 3, MSC Corp 4, MSC Corp 5, MSC Corp 6, MSC Corp 7, MSC Corp 8, MSC Corp 9, MSC Corp 10, MSC Corp 11, and MSC Corp 12 and certain matters related thereto.

         (b)  TERMINATION OF PRIOR AGREEMENTS.

         (i) Mason and Schelldorf hereby agree that the Prior MS Agreements shall automatically terminate upon the Closing Date, and each party thereto shall have no further obligations thereunder to the other party thereto, and thereafter the Prior MS Agreements shall be of no further force or effect. Each of Mason and Schelldorf hereby waive any rights he may have had under the Prior MS Agreements arising out of, relating to, or resulting from the transactions contemplated by this Agreement.

         (ii) Mason, Schelldorf and Curci hereby agree that the Prior MSC Agreements shall automatically terminate effective upon the Closing Date, and each party thereto shall have no further obligations or duties thereunder to the other parties thereto, and thereafter the Prior MSC Agreements shall be of no further force or effect. Each of Mason, Schelldorf and Curci hereby waive any rights he may have had under the Prior MSC Agreements arising out of, relating to, or resulting from the transactions contemplated by this Agreement.

         SECTION 6. TERMINATION.

         This Agreement shall terminate and be of no further force or effect if Hops shall not have consummated its initial public offering on or before March 31, 1997, unless this Agreement shall have previously been extended in a written amendment to this Agreement executed by all parties hereto.

         SECTION 7. MISCELLANEOUS.

         (a) ENTIRE AGREEMENT; MODIFICATION. This Agreement constitutes the entire agreement among the parties and supersedes all other agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof. No modification of this Agreement shall be valid unless made in writing and signed by the parties hereto.

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

         (b) COUNTERPARTS. This Agreement may be executed by hand or by facsimile in two or more counterparts, each of which when so executed shall be deemed to be an original, and all of which when taken together shall constitute one and the same instrument.

         (c) NON-ASSIGNABILITY; THIRD PARTY BENEFICIARIES. This Agreement shall be assignable by any party hereto only with the prior written consent of the other parties hereto. This Agreement shall not benefit or create any right or cause of action in or on behalf of any person other than the parties.

         (d) SECTION HEADINGS. The section headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

         (e) GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF FLORIDA WITHOUT GIVING EFFECT TO FLORIDA PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD OTHERWISE PROVIDE FOR THE APPLICATION OF THE SUBSTANTIVE LAWS OF ANOTHER JURISDICTION.

         (f) SEVERABILITY. If any provision in this Agreement shall for any reason be determined to be invalid or unenforceable, the remaining provisions of this Agreement shall nevertheless continue to be valid and enforceable as though the invalid or unenforceable provision had not been a part hereof.

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed effective as of the date first above-written.

                                     HOPS GRILL & BAR, INC.

                                     By: /s/ DAVID L. MASON
                                     -------------------------------------
                                     David L. Mason, President and
                                     Chief Executive Officer

                                              "Hops"

                                     PREDECESSOR SHAREHOLDERS OF
                                     HOPS GRILL & BAR, INC. (MS Corp A)

                                     /s/ DAVID L. MASON
                                     -------------------------------------
                                     David L. Mason

                                     /s/ THOMAS A. SCHELLDORF
                                     -------------------------------------
                                     Thomas A. Schelldorf

                                     PREDECESSOR SHAREHOLDERS OF
                                     HOPS PARTNERS, INC. (MS Corp B)

                                     /s/ DAVID L. MASON
                                     -------------------------------------
                                     David L. Mason

                                     /s/ THOMAS A. SCHELLDORF
                                     -------------------------------------
                                     Thomas A. Schelldorf

                                     PREDECESSOR SHAREHOLDERS OF
                                     HOPS OF NORTHEAST FLORIDA, INC. (MS Corp C)

                                     /s/ DAVID L. MASON
                                     -------------------------------------
                                     David L. Mason

                                     /s/ THOMAS A. SCHELLDORF
                                     -------------------------------------
                                     Thomas A. Schelldorf

                                     PREDECESSOR SHAREHOLDERS OF HOPS OF
                                     SOUTHEAST FLORIDA, INC. (MS Corp D)

                                     /s/ DAVID L. MASON
                                     -------------------------------------
                                     David L. Mason

                                     /s/ THOMAS A. SCHELLDORF
                                     -------------------------------------
                                     Thomas A. Schelldorf

                                     PREDECESSOR SHAREHOLDERS OF HOPS OF GREATER
                                     WEST PALM BEACH, INC. (MS Corp E)

                                     /s/ DAVID L. MASON
                                     -------------------------------------
                                     David L. Mason

                                     /s/ THOMAS A. SCHELLDORF
                                     -------------------------------------
                                     Thomas A. Schelldorf

                                     PREDECESSOR SHAREHOLDERS OF HOPS OF THE
                                     ROCKIES, INC. (MS Corp F)

                                     /s/ DAVID L. MASON
                                     -------------------------------------
                                     David L. Mason

                                     /s/ THOMAS A. SCHELLDORF
                                     -------------------------------------
                                     Thomas A. Schelldorf

                                     PREDECESSOR SHAREHOLDERS OF HOPS MARKETING,
                                     INC. (MS Corp G)

                                     /s/ DAVID L. MASON
                                     -------------------------------------
                                     David L. Mason

                                     /s/ THOMAS A. SCHELLDORF
                                     -------------------------------------
                                     Thomas A. Schelldorf

                                     PREDECESSOR SHAREHOLDERS OF CYPRESS COAST
                                     CONSTRUCTION CORPORATION (MS Corp H)

                                     /s/ DAVID L. MASON
                                     -------------------------------------
                                     David L. Mason

                                     /s/ THOMAS A. SCHELLDORF
                                     -------------------------------------
                                     Thomas A. Schelldorf

                                     PREDECESSOR SHAREHOLDERS OF HOPS OF SOUTH
                                     FLORIDA, INC. (MS Corp I)

                                     /s/ DAVID L. MASON
                                     -------------------------------------
                                     David L. Mason

                                     /s/ THOMAS A. SCHELLDORF
                                     -------------------------------------
                                     Thomas A. Schelldorf

                                     PREDECESSOR SHAREHOLDERS OF HOPS PARTNERS
                                     II, INC. (MSC Corp 1)

                                     /s/ DAVID L. MASON
                                     -------------------------------------
                                     David L. Mason

                                     /s/ THOMAS A. SCHELLDORF
                                     -------------------------------------
                                     Thomas A. Schelldorf

                                     /s/ TIMOTHY V. CURCI
                                     -------------------------------------
                                     Timothy V. Curci

                                     PREDECESSOR SHAREHOLDERS OF HOPS PARTNERS
                                     III, INC. (MSC Corp 2)

                                     /s/ DAVID L. MASON
                                     -------------------------------------
                                     David L. Mason

                                     /s/ THOMAS A. SCHELLDORF
                                     -------------------------------------
                                     Thomas A. Schelldorf

                                     /s/ TIMOTHY V. CURCI
                                     -------------------------------------
                                     Timothy V. Curci

                                     PREDECESSOR SHAREHOLDERS OF HOPS OF GREATER
                                     ORLANDO, INC. (MSC Corp 3)

                                     /s/ DAVID L. MASON
                                     -------------------------------------
                                     David L. Mason

                                     /s/ THOMAS A. SCHELLDORF
                                     -------------------------------------
                                     Thomas A. Schelldorf

                                     /s/ TIMOTHY V. CURCI
                                     -------------------------------------
                                     Timothy V. Curci

                                     PREDECESSOR SHAREHOLDERS OF HOPS OF
                                     SOUTHWEST FLORIDA, INC. (MSC Corp 4)

                                     /s/ DAVID L. MASON
                                     -------------------------------------
                                     David L. Mason

                                     /s/ THOMAS A. SCHELLDORF
                                     -------------------------------------
                                     Thomas A. Schelldorf

                                     /s/ TIMOTHY V. CURCI
                                     -------------------------------------
                                     Timothy V. Curci

                                     PREDECESSOR SHAREHOLDERS OF HOPS OF THE
                                     OHIO VALLEY, INC. (MSC Corp 5)

                                     /s/ DAVID L. MASON
                                     -------------------------------------
                                     David L. Mason

                                     /s/ THOMAS A. SCHELLDORF
                                     -------------------------------------
                                     Thomas A. Schelldorf

                                     /s/ TIMOTHY V. CURCI
                                     -------------------------------------
                                     Timothy V. Curci

                                     PREDECESSOR SHAREHOLDERS OF HOPS GRILL &
                                     BREWERY, INC. (MSC Corp 6)

                                     /s/ DAVID L. MASON
                                     -------------------------------------
                                     David L. Mason

                                     /s/ THOMAS A. SCHELLDORF
                                     -------------------------------------
                                     Thomas A. Schelldorf

                                     /s/ TIMOTHY V. CURCI
                                     -------------------------------------
                                     Timothy V. Curci

                                     PREDECESSOR SHAREHOLDERS OF HOPS OF
                                     CARROLLWOOD, INC. (MSC Corp 7)

                                     /s/ DAVID L. MASON
                                     -------------------------------------
                                     David L. Mason

                                     /s/ THOMAS A. SCHELLDORF
                                     -------------------------------------
                                     Thomas A. Schelldorf

                                     /s/ TIMOTHY V. CURCI
                                     -------------------------------------
                                     Timothy V. Curci

                                     PREDECESSOR SHAREHOLDERS OF HOPS OF NORTH
                                     TAMPA, INC. (MSC Corp 8)

                                     /s/ DAVID L. MASON
                                     -------------------------------------
                                     David L. Mason

                                     /s/ THOMAS A. SCHELLDORF
                                     -------------------------------------
                                     Thomas A. Schelldorf

                                     /s/ TIMOTHY V. CURCI
                                     -------------------------------------
                                     Timothy V. Curci

                                     PREDECESSOR SHAREHOLDERS OF HOPS OF PALM
                                     HARBOR, INC. (MSC Corp 9)

                                     /s/ DAVID L. MASON
                                     -------------------------------------
                                     David L. Mason

                                     /s/ THOMAS A. SCHELLDORF
                                     -------------------------------------
                                     Thomas A. Schelldorf

                                     /s/ TIMOTHY V. CURCI
                                     -------------------------------------
                                     Timothy V. Curci

                                     PREDECESSOR SHAREHOLDERS OF HOPS OF SOUTH
                                     TAMPA, INC. (MSC Corp 10)

                                     /s/ DAVID L. MASON
                                     -------------------------------------
                                     David L. Mason

                                     /s/ THOMAS A. SCHELLDORF
                                     -------------------------------------
                                     Thomas A. Schelldorf

                                     /s/ TIMOTHY V. CURCI
                                     -------------------------------------
                                     Timothy V. Curci

                                     PREDECESSOR SHAREHOLDERS OF HOPS OF ST.
                                     PETERSBURG, INC. (MSC Corp 11)

                                     /s/ DAVID L. MASON
                                     -------------------------------------
                                     David L. Mason

                                     /s/ THOMAS A. SCHELLDORF
                                     -------------------------------------
                                     Thomas A. Schelldorf

                                     /s/ TIMOTHY V. CURCI
                                     -------------------------------------
                                     Timothy V. Curci

                                     PREDECESSOR SHAREHOLDERS OF HOPS OF PORT
                                     RICHEY, INC. (MSC Corp 12)

                                     /s/ DAVID L. MASON
                                     -------------------------------------
                                     David L. Mason

                                     /s/ THOMAS A. SCHELLDORF
                                     -------------------------------------
                                     Thomas A. Schelldorf

                                     /s/ TIMOTHY V. CURCI
                                     -------------------------------------
                                     Timothy V. Curci

                                     PREDECESSOR SHAREHOLDERS OF
                                     HOPS OF THE CAROLINAS, INC. (MSC Corp 13)

                                     /s/ DAVID L. MASON
                                     -------------------------------------
                                     David L. Mason

                                     /s/ THOMAS A. SCHELLDORF
                                     -------------------------------------
                                     Thomas A. Schelldorf

                                     /s/ TIMOTHY V. CURCI
                                     -------------------------------------
                                     Timothy V. Curci

                                     PREDECESSOR SHAREHOLDERS OF
                                     HOPS PROPERTIES, INC. (Property Corp)

                                     MASON AND SCHELLDORF LEASING COMPANY:

                                     By: /s/ DAVID L. MASON
                                     -------------------------------------
                                     David L. Mason, General Partner

                                     By: /s/ THOMAS A. SCHELLDORF
                                     -------------------------------------
                                     Thomas A. Schelldorf, General Partner

                                     PREDECESSOR SHAREHOLDER OF TOOMY LCN, INC.
                                     (Toomy Corp)

                                     /s/ KEVIN TOOMY
                                     -------------------------------------
                                     Kevin Toomy


                                   SCHEDULE A

                                                                                      PERCENTAGE        AGGREGATE
                                                                    NUMBER OF          OWNERSHIP        NUMBER OF        PERCENTAGE
    PREDECESSOR                 PREDECESSOR                    PREDECESSOR SHARES     PREDECESSOR    SHARES OF HOPS       OWNERSHIP
   SHAREHOLDERS                 SUBSIDIARY                       TO BE EXCHANGED      SUBSIDIARY     TO BE RECEIVED      HOPS, INC.
   ------------                 -----------                    ------------------     -----------    --------------      -----------

David L. Mason          Hops Restaurants, Inc.                             50            50 %          735,000            32.67%
                        Hops Partners, Inc.                                50            50
                        Hops of Northeast Florida, Inc.                    50            50
                        Hops of Southeast Florida, Inc.                    50            50
                        Hops of Greater West Palm Beach, Inc.      45 Class A            50
                        Hops of the Rockies, Inc.                          50            50
                        Hops Marketing, Inc.                               50            50
                        Cypress Coast Construction Corporation             50            50
                        Hops of South Florida, Inc.                        50            50
                        Hops Partners II, Inc.                     45 Class A            45
                        Hops Partners III, Inc.                    45 Class A            45
                        Hops of Greater Orlando, Inc.              50 Class A            45
                        Hops of Southwest Florida, Inc.            45 Class A            45
                        Hops of the Ohio Valley, Inc.              45 Class A            45
                        Hops Grill & Brewery, Inc.                 45 Class A            45
                        Hops of Carrollwood, Inc.                  90 Class A            45
                        Hops of North Tampa, Inc.                  45 Class A            45
                        Hops of Palm Harbor, Inc.                  90 Class A            45
                        Hops of South Tampa, Inc.                  45 Class A            45
                        Hops of St. Petersburg, Inc.               45 Class A            45
                        Hops of Port Richey, Inc.                  45 Class A            45
                        Hops of the Carolinas, Inc.                45 Class A            45

Thomas A. Schelldorf    Hops Restaurants, Inc.                             50            50 %          735,000            32.67%
                        Hops Partners, Inc.                                50            50
                        Hops of Northeast Florida, Inc.                    50            50
                        Hops of Southeast Florida, Inc.                    50            50
                        Hops of Greater West Palm Beach, Inc.      45 Class A            50
                        Hops of the Rockies, Inc.                          50            50
                        Hops Marketing, Inc.                               50            50
                        Cypress Coast Construction Corporation             50            50
                        Hops of Southeast Florida, Inc.                    50            50
                        Hops Partners II, Inc.                     45 Class A            45
                        Hops Partners III, Inc.                    45 Class A            45
                        Hops of Greater Orlando, Inc.              50 Class A            45
                        Hops of Southwest Florida, Inc.            45 Class A            45
                        Hops of the Ohio Valley, Inc.              45 Class A            45
                        Hops Grill & Brewery, Inc.                 45 Class A            45
                        Hops of Carrollwood, Inc.                  90 Class A            45
                        Hops of North Tampa, Inc.                  45 Class A            45
                        Hops of Palm Harbor, Inc.                  90 Class A            45
                        Hops of South Tampa, Inc.                  45 Class A            45
                        Hops of St. Petersburg, Inc.               45 Class A            45
                        Hops of Port Richey, Inc.                  45 Class A            45
                        Hops of the Carolinas, Inc.                45 Class A            45

Timothy V. Curci        Hops Partners II, Inc.                     10 Class B            10 %          112,500             5.00%
                        Hops Partners III, Inc.                    10 Class B            10
                        Hops of Greater Orlando, Inc.              11 Class B            10
                        Hops of Southwest Florida, Inc.            10 Class B            10
                        Hops of the Ohio Valley, Inc.              10 Class B            10
                        Hops Grill & Brewery, Inc.                 10 Class B            10
                        Hops of Carrollwood, Inc.                  20 Class B            10
                        Hops of North Tampa, Inc.                  10 Class B            10
                        Hops of Palm Harbor, Inc.                  20 Class B            10
                        Hops of South Tampa, Inc.                  10 Class B            10
                        Hops of St. Petersburg, Inc.               10 Class B            10
                        Hops of Port Richey, Inc.                  10 Class B            10
                        Hops of the Carolinas, Inc.                10 Class B            10

Kevin Toomy             Toomy LCN, Inc.                                 1,000           100 %           67,500             3.00%

Mason and Schelldorf    Hops Properties, Inc.                             100           100 %          600,000            26.66%
Leasing Company


                                   SCHEDULE B
                                 PERMITTED LIENS

None.

                                   SCHEDULE C
                     REPRESENTATIONS AND WARRANTIES OF TOOMY

         Toomy hereby represents and warrants to Hops Grill & Bar, Inc. ("Hops") as follows:

(A) OWNERSHIP OF SHARES AND CAPACITY TO SELL.

         Toomy owns beneficially and of record 1,000 Toomy Shares (which represent 100% of the issued and outstanding capital stock of Toomy LCN, Inc., a Florida corporation) and has the full legal right, power, and authority to sell, convey, assign, and transfer the Toomy Shares to Hops pursuant to this Agreement free and clear of any lien, claim, charge, encumbrance, or restriction whatsoever, so that upon delivery of the Toomy Shares to Hops, good, valid, and marketable title to the Toomy Shares will vest in Hops free and clear of any lien, claim, charge, encumbrance, or restriction whatsoever.

(B) CORPORATE ORGANIZATION.

         Toomy LCN, Inc. is a corporation duly organized, validly existing, and in good standing under the laws of the State of Florida. Toomy LCN, Inc. has all requisite corporate power and authority to own, operate, and lease its properties and to carry on its business as now being conducted and as presently contemplated to be conducted. Toomy has heretofore delivered to Hops complete and correct copies of the Articles of Incorporation and Bylaws of Toomy LCN, Inc. as presently in effect.

(C) CAPITALIZATION.

         The authorized capital stock of Toomy LCN, Inc. consists of 1,000 shares of common stock, par value $0.25 per share. The Toomy Shares are all of the issued and outstanding shares of capital stock of Toomy LCN, Inc. There are no shares of common stock of Toomy LCN, Inc. held by Toomy LCN, Inc. as treasury shares. All of the Toomy Shares are duly authorized and issued, fully paid, and non-assessable. There are no outstanding subscriptions, options, warrants, calls, rights, contracts, commitments, understandings, restrictions, or arrangements relating to the issuance, sale, or transfer of any of the Toomy Shares or any other shares of capital stock of Toomy LCN, Inc., including any rights of conversion or exchange under any outstanding securities or other instruments. There are no voting trusts or other agreements or understandings with respect to the capital stock of Toomy LCN, Inc.

(D) SUBSIDIARIES AND EQUITY INVESTMENTS.

         Except for its limited partnership interest in Hops of Southeast Florida, Ltd. (the "Joint Venture"), Toomy LCN, Inc. does not own any capital stock or other equity securities of any corporation or any direct or indirect equity or ownership interest in any business or entity. Other than pursuant to the limited partnership agreement pursuant to which the Joint Venture was formed, Toomy LCN, Inc. is not subject to any obligation or requirement to provide funds to or make any investment (in the form of a loan, capital contribution, or otherwise) in any business or entity. Toomy LCN, Inc. owns its limited partnership interest in the Joint Venture free and clear of any lien, claim, charge, encumbrance, or restriction whatsoever.

(E) AUTHORIZATION.

         No corporate proceedings on the part of Toomy LCN, Inc. are necessary to approve and authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby except as have already been obtained or will be obtained prior to the Closing Date as appropriate. Assuming that this Agreement constitutes the valid and binding obligation of the other parties hereto, this Agreement constitutes the valid and binding obligations of Toomy, enforceable in accordance with its terms, except as the enforceability hereof may be subject to or limited by applicable bankruptcy, insolvency, reorganization, or other similar laws affecting creditors' rights generally and to general principles of equity being applied at the discretion of the courts.

(F) CONSENTS AND APPROVALS.

         Neither the execution and delivery by Toomy of this Agreement, nor the consummation by Toomy of the transactions contemplated hereby, nor compliance by Toomy with any of the provisions hereof will (i) conflict with or result in a breach of any provision of the Articles of Incorporation or Bylaws of Toomy LCN, Inc.; (ii) violate any order, writ, injunction, decree, judgment, ruling, law, rule or regulation of any court or governmental authority, applicable to Toomy LCN, Inc. or Toomy, or any of their respective properties; (iii) require any consent, approval, or authorization of, or notice to, or declaration, filing, or registration with, any governmental or regulatory authority; or (iv) violate or conflict with, or result in a breach of, or constitute a default under, or require consents from any other party to, or result in a right of termination or cancellation of, or result in acceleration of any right or creation of any lien under, any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, lease, contract, agreement, or other instrument or commitment or obligation relating to the business of Toomy LCN, Inc. or to which either Toomy or Toomy LCN, Inc. is or was a party or by which either of them or any of their respective properties may be or was bound or affected.

(G) NO VIOLATION.

         Neither Toomy nor Toomy LCN, Inc. is in violation of, or, to the best knowledge of Toomy, under investigation with respect to or threatened to be charged or given notice with respect to, any statute, rule, regulation, order, judgment, injunction, decree, or other law, of any court or governmental authority relating to the business of Toomy LCN, Inc. which would have a material adverse effect on the business of Toomy LCN, Inc.

(H) FINANCIAL STATEMENTS.

         Toomy has previously delivered to Hops the unaudited balance sheet of Toomy LCN, Inc. as of December 31, 1995, and the related statements of income, retained earnings, and changes in financial position for the year then ended (the "Toomy 1995 Financial Statements"), together with accompanying notes, as compiled by Omni Tax & Financial, Certified Public Accountants. The Toomy 1995 Financial Statements present fairly the financial position of Toomy LCN, Inc. at December 31, 1995, and the results of operations and changes in financial position for the year then ended.

         Toomy has previously delivered to Hops the unaudited balance sheet of Toomy LCN, Inc. as of June 30, 1996, and the related statement of income for the six-month period then ended (the "Toomy Interim Financial Statements"), as compiled by Omni Tax & Financial, Certified Public Accountants. The Toomy Interim Financial Statements present fairly the financial position of Toomy LCN, Inc. at June 30, 1996, and the results of operations for the six-month period then ended, except for usual and customary adjustments occurring at year end.

         The Toomy 1995 Financial Statements and the Interim Financial Statements have been prepared from and are in accordance with the books and records of Toomy LCN, Inc.

(I) ABSENCE OF UNDISCLOSED LIABILITIES.

         Toomy LCN, Inc. did not have as of December 31, 1995, any material liabilities or obligations except for liabilities reflected on the balance sheet included in the Toomy 1995 Financial Statements (the "Toomy 1995 Balance Sheet") and did not have as of June 30, 1996, any material liabilities or obligations except for liabilities reflected on the balance sheet included in the Interim Financial Statements (the "Toomy Interim Balance Sheet"), and since June 30, 1996, Toomy LCN, Inc. has not incurred any material liabilities or obligations.

(J) ABSENCE OF CERTAIN CHANGES

         Since June 30, 1996, Toomy LCN, Inc. has operated, and its business has been conducted, in the ordinary course, and there has not been any change in or effect on Toomy LCN, Inc. that is materially adverse to the business, properties, earnings, prospects, or condition (financial or otherwise). Without limiting the generality of the foregoing, since June 30, 1996, there has not been, occurred, or arisen, (i) any indebtedness other than trade liabilities;
(ii) any agreement requiring the maintenance of a specified net worth; (iii) any assumption, guarantee, endorsement, or other liability or responsibility (whether direct, contingent, or otherwise) for the obligations of any other individual, corporation, or other entity; (iv) any loans, advances, capital contributions, gifts, or charitable contributions to, or investments in, any other individual, corporation, or other entity; (v) any general increases in the compensation of employees or any increases in the compensation payable or to become payable to any officer or key employee; (vi) any declaration or payment of any dividends or any other payment or distribution with respect to the capital stock of Toomy LCN, Inc. or the grant of any options, warrants, calls, or commitments of any kind with respect to the capital stock of Toomy LCN, Inc.;
(vii) any payment, discharge, or satisfaction of any claim, liability, or obligation (absolute, accrued, contingent, or otherwise), other than the payment, discharge, or satisfaction, in the ordinary course of business and consistent with past practice, of trade liabilities reflected on the Interim Balance Sheet or incurred in the ordinary course of business and consistent with past practice of Toomy LCN, Inc. since the date of the Interim Balance Sheet; (viii) any lien on any of the assets of Toomy LCN, Inc.; (ix) any cancellation of debts or waiver of any claims or rights of substantial value or any sale, transfer, or other disposition of any of the properties or assets of Toomy LCN, Inc., except in the ordinary course of business and consistent with past practice; (x) any capital expenditures or commitments in excess of Two Thousand Five Hundred Dollars (U.S. $2,500) each or Five Thousand Dollars (U.S. $5,000) in the aggregate; (xi) any grant or extension of any power of attorney to any individual, corporation, or other entity; or (xii) any agreement, whether in writing or otherwise, to do any of the foregoing.

(K) LEGAL PROCEEDINGS.

         There are no claims, actions, suits, inquiries, investigations, or other proceedings pending or, to the best knowledge of Toomy, threatened or imminent, relating to Toomy or Toomy LCN, Inc. before any court or governmental body; nor is there any reasonable basis for any such proceedings. Neither Toomy nor Toomy LCN, Inc. is subject to any judgment, order, decree, or any governmental restriction which is likely to result in any change in or effect on Toomy LCN, Inc. that is materially adverse to the business, properties, earnings, prospects, or condition (financial or otherwise) of Toomy LCN, Inc.

(L) TITLE TO PROPERTIES AND RELATED MATTERS.

         SCHEDULE L attached hereto sets forth (i) an accurate and reasonably detailed listing of the machinery, equipment, vehicles, and other items of tangible personal property owned or leased by Toomy LCN, Inc., having in the case of each item a value in excess of Five Hundred Dollars (U.S. $500), indicating in each case whether owned or leased, and (ii) an accurate listing of real property leased by Toomy LCN, Inc. Toomy LCN, Inc. owns no real property.

         Toomy LCN, Inc. has good, valid, and marketable title to all of its assets and any other property which Toomy LCN, Inc. purports to own; such assets and properties and title thereto are free and clear of all title defects and all liens, mortgages, pledges, claims, charges, security interests, and other encumbrances (all of the foregoing encumbrances being referred to herein as a "Lien" or "Liens"), except, with respect to each such property, Liens which (i) are disclosed in SCHEDULE L attached hereto; (ii) are reflected on the Interim Balance Sheet; or (iii) relate to current Taxes (as defined below) not yet due; and which, in any event, do not materially detract from or impair the marketability, value, or present use of such property (the foregoing exceptions being referred to herein as the "Permissible Exceptions").

(M) EMPLOYEE BENEFIT PLANS.

         Toomy LCN, Inc. does not directly or indirectly maintain any bonus, deferred compensation, hospitalization or other medical, stock purchase, pension, life or other insurance, profit-sharing, or retirement plan or arrangement or other employee benefit plan or arrangement which is an "employee pension benefit plan," as such term is defined in

Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder ("ERISA"), or a "multi-employer plan," as that term is defined in Section 3(37) of ERISA.

(N) TAXES AND TAX RETURNS.

         There are no Liens with respect to Taxes (except for Permissible Exceptions). For purposes of this SCHEDULE C, (i) the term "Taxes" shall mean all taxes, charges, fees, levies, or other assessments, including, without limitation, income, gross receipt, excise, property, sales, use, license, payroll, and franchise taxes, imposed by the United States, or any state, local, or foreign government or subdivision or agency thereof, whether computed on a unitary, combined, or any other basis; and such term shall include any interest and penalties or additions to tax; and (ii) the term "Tax Return" shall mean any report, return, or other document or information required to be supplied to a taxing authority in connection with Taxes.

         All Tax Returns required to be filed by or on behalf of Toomy LCN, Inc. with respect to all periods ended prior to the date of this Agreement have been duly filed with the appropriate authorities and such Tax Returns are accurate in all material respects. All Taxes (including estimated tax payments) required to be shown on such Tax Returns or claimed to be due from Toomy LCN, Inc. or with respect to its business have been paid or reflected as a liability on the books and records of Toomy LCN, Inc. All deficiencies asserted as a result of any federal, state, or local tax audits have been paid or finally settled and no issue has been raised in any such audit which, by application of the same or similar principles, reasonably could be expected to result in a proposed deficiency for any other period not so audited. No state of facts exists or has existed which would constitute grounds for the assessment of any tax liability with respect to the periods which have not been audited by the Internal Revenue Service or by other appropriate federal or state authorities. There are no outstanding agreements or waivers extending the statutory period of limitation applicable to any Tax Return for any period.

(O) MATERIAL CONTRACTS.

         SCHEDULE O attached hereto lists and briefly describes all Material Contracts, whether domestic or foreign. As used herein the term "Material Contract" shall mean a contract, agreement, instrument, arrangement, understanding, lease, or rental agreement, whether written or oral, to which Toomy LCN, Inc. is a party, which provides for aggregate payments in excess of Five Hundred Dollars (U.S. $500) during that portion of its term which follows the Closing Date.

(P) PERSONNEL.

         SCHEDULE P attached hereto sets forth a list of all material plans, contracts, agreements, programs, and policies relating to employment, compensation, employee benefits; and other personnel matters, in each such case with respect to directors, officers, or employees of Toomy LCN, Inc.; and Toomy LCN, Inc. is not in default with respect to any of its obligations under any of such plans, contracts, agreements, programs, and policies.

Neither Hops nor Toomy LCN, Inc. is or will be, by reason of the consummation of the transactions contemplated hereby, liable to any employees of Toomy LCN, Inc. for any amount of severance pay or for any other similar payments.

(Q) DISCLOSURE.

         No representation or warranty by Toomy in this Agreement, and no written statement contained in any document, certificate, or other writing delivered by or on behalf of Toomy or Toomy LCN, Inc. to Hops contains any untrue statement of material fact or omits to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.